Exhibit 99.1

News Release

Magma Beats Revenue and Earnings Guidance for Second Quarter, Reports Revenue of $36.5 Million

SAN JOSE, Calif., Dec. 4, 2008 –– Magma Design Automation Inc. (Nasdaq: LAVA), a provider of chip design software, today reported revenue of $36.5 million for its fiscal 2009 second quarter, ended Nov. 2, 2008. This exceeded the revenue guidance range issued by the company on August 28, 2008 of $34 million to $35 million. Second-quarter revenue decreased 32 percent from the $53.5 million reported for the year-ago second quarter, ended Sept. 30, 2007.

“Revenue and earnings exceeded our guidance range as we executed effectively against our operating plan during the second quarter,” said Rajeev Madhavan, chairman and CEO of Magma. “But despite the success of Q2, we believe it is prudent to adapt our outlook to the realities of the current economic environment and reduce our expected revenue for fiscal 2009 to a range of $144 million to $146 million. Our products continue to do well in competitive engagements, but in this period of economic uncertainty customers are paying particular scrutiny to their spending.”

GAAP Results

In accordance with generally accepted accounting principles (GAAP), Magma reported a net loss of $(25.9) million, or $(0.59) per share (basic and diluted), for the second quarter. This result was better than the guidance range issued by the company on August 28, 2008 of a loss between $(0.70) and $(0.68) a share and compares to a net loss of $(6.4) million, or $(0.16) per share (basic and diluted), for the year-ago second quarter.

Non-GAAP Results

Magma’s non-GAAP net income was a net loss of $(6.3) million for the quarter, or $(0.14) per share (diluted). This result was better than the guidance range issued by the company on August 28, 2008 of a loss between $(0.20) and $(0.18) a share and compares to non-GAAP net income of $7.0 million, or $0.15 per share (diluted), for the year-ago second quarter.

Non-GAAP net loss for the second quarter of fiscal 2009 excludes the effects of amortization of developed technology, amortization of intangible assets, amortization of deferred stock-based compensation, amortization of debt issuance costs and debt discount accretion, charges associated with losses on equity and other investments, restructuring charges, and acquisition-related expenses and the related provision for income taxes. A reconciliation of non-GAAP results to GAAP results is included in this press release. Non-GAAP net income for the second quarter of fiscal 2008 excluded the above items, except restructuring charges, and excluded in-process research and development and interest expense.

Business Outlook

For Magma’s fiscal 2009 third quarter, ending Feb. 1, 2009, the company expects total revenue in the range of $28.0 million to $29.0 million. GAAP net loss per share is expected to be in the range of $(0.67) to $(0.65) and non-GAAP net loss per share is expected to be in the range of $(0.17) to $(0.15).

Magma is adjusting its outlook for fiscal 2009, ending May 3, 2009. For fiscal 2009 the company now expects total revenue in the range of $144.0 million to $146.0 million, a reduction from the previous guidance range of $158.0 million to $160.0 million. The company now expects fiscal 2009’s GAAP net loss per share to be in the range of $(2.03) to $(1.99), compared to the previous expectation of a loss in the range of $(1.93) to $(1.89). The company now expects fiscal 2009’s non-GAAP net loss per share to be in the range of $(0.29) to $(0.25), compared to the previous expectation of a loss in the range of $(0.19) to $(0.15). All guidance issued by the company before December 4, 2008 is no longer in effect.

A schedule showing a reconciliation of the projected non-GAAP EPS to GAAP EPS results is included in this release. A Financial Data Supplement containing detailed financial information intended to provide guidance and further insight into our business is available online in the Investor Relations section of the Magma website.

GAAP Reconciliation

Magma provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Magma’s management evaluates those operations. Magma believes that this non-GAAP information provides useful information to investors by excluding the effect of some expenses that are required to be recorded under GAAP but that Magma believes are not indicative of Magma’s core operating results, or that are expected to be incurred over a limited period of time.

Magma’s management evaluates and makes operating decisions about its business operations primarily based on bookings, revenue and the core costs of those business operations. Management believes that the amortization of developed technology and intangible assets, stock-based compensation, in-process research and development expenses, amortization of debt issuance costs, debt discount accretion, charges associated with losses on equity and other investments, acquisition-related expenses, litigation settlement and related legal expenses, and the tax effects of its non-GAAP and other significant unusual items are not operating costs of its core software and service business operations. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items from the period expenses. To determine its non-GAAP provision for income taxes, Magma recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Magma’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Magma does not acquire businesses on a predictable cycle, management excludes acquisition-related charges, such as in-process research and development charges, to make more consistent and meaningful evaluations of Magma’s operating expenses. Similarly, since Magma does not undertake significant restructuring or realignments on a predictable cycle, management would have difficulty evaluating Magma’s profitability as measured by gross profit, operating profit, income before taxes and net income on a period-to-period basis unless it excluded these charges. Management also uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin (such as product development expenses).

Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets. Making this non-GAAP financial information available also helps investors compare Magma’s performance with the announced operating results of its principal competitors, which regularly provide similar non-GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining whether some types of charges, such as stock-based compensation relating to stock grants and acquisition-related charges, should be excluded from non-GAAP financial measures. Management believes, however, that providing this non-GAAP financial information facilitates consistent comparison of Magma’s financial performance over time. Magma has historically provided non-GAAP results to the investment community, not as an alternative but as a supplement to GAAP information, to enable investors to evaluate Magma’s core operating performance in the way that management does.

Conference Call

Magma will discuss the financial results for the second quarter, along with forward-looking guidance, during a live earnings call today at 2 p.m. PST, available live by both webcast and telephone. To listen live via webcast, visit the Investor Relations section of Magma’s website at http://investor.magma-da.com/medialist.cfm. To listen live via telephone, call either of the numbers below:

U.S. & Canada:	(877) 545-1415
Elsewhere:	(719) 325-4906

Following completion of the call, a webcast replay of the call will be available at http://investor.magma-da.com/medialist.cfm through Dec. 11, 2008. Those without Internet access may listen to a replay of the call by telephone until 11:59 p.m. PST on Dec. 11 by calling:

U.S. & Canada:	(888) 203-1112, code #4002680
Elsewhere:	(719) 457-0820, code #4002680

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements in the “Business Outlook” section and in quotations from Magma’s management. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from Magma’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to: competition in the EDA market; difficulty in predicting quarterly results; an inability to generate sufficient operating cash flows; weakness in the semiconductor or electronic systems industries; Magma’s ability to integrate acquired businesses and technologies; market acceptance of new products; potentially higher-than-anticipated costs of litigation; potentially higher-than-anticipated costs of compliance with regulatory requirements, including those relating to internal control over financial reporting; any delay of customer orders or failure of customers to renew licenses; weaker-than-anticipated sales of Magma’s products and services; a potential failure of customers to adopt, or to adopt at a sufficiently fast rate, 65-nanometer and smaller design geometries on a large scale; the ability to manage expanding operations and restructurings of operations; the ability to attract and retain the key management and technical personnel needed to operate Magma successfully; the ability to continue to deliver competitive products to customers; and changes in accounting rules. Further discussion of these and other potential risk factors may be found in Magma’s public filings with the Securities and Exchange Commission (www.sec.gov), including its Form 10-Q for the fiscal quarter ended August 3, 2008. Magma undertakes no additional obligation to update these forward-looking statements.

About Magma

Magma’s software for designing integrated circuits (ICs) is used to create complex, high-performance chips required in cellular telephones, electronic games, WiFi, MP3 players, DVD/digital video, networking, automotive electronics and other electronic applications. Magma’s EDA software for IC implementation, analysis, physical verification, circuit simulation and characterization is recognized as embodying the best in semiconductor technology, enabling the world’s top chip companies to “Design Ahead of the Curve”(tm) while reducing design time and costs. Magma is headquartered in San Jose, Calif., with offices around the world. Magma’s stock trades on Nasdaq under the ticker symbol LAVA. Visit Magma Design Automation on the Web at www.magma-da.com.

Magma is a registered trademark and “Design Ahead of the Curve” is a trademark of Magma Design Automation. All other product and company names are trademarks and registered trademarks of their respective companies.

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	November 2, 2008	April 6, 2008
ASSETS
Current assets:
Cash and cash equivalents	$32,753	$46,970
Restricted cash	8,844	—
Short-term investments	—	3,000
Accounts receivable, net	28,302	38,310
Prepaid expenses and other current assets	4,324	5,244

Total current assets	74,223	93,524
Property and equipment, net	14,557	15,553
Intangibles, net	25,381	40,436
Goodwill	66,442	64,877
Long-term investments	16,671	17,538
Other assets	6,099	5,467

Total assets	$203,373	$237,395

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,904	$3,971
Accrued expenses	23,622	27,788
Secured Credit Line	12,550	—
Revolving note – current portion	10,000	—
Current portion of other long term liabilities	2,743	2,078
Deferred revenue	25,135	25,254
Convertible notes	—	15,216

Total current liabilities	76,954	74,307
Convertible subordinated notes, net	48,889	48,518
Revolving note, less current portion	3,000	—
Long-term tax liabilities	6,011	4,968
Other long-term liabilities	3,279	2,374

Total liabilities	138,133	130,167

Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	389,809	374,183
Accumulated deficit	(286,576)	(229,479)
Treasury stock at cost	(32,615)	(32,697)
Accumulated other comprehensive loss	(5,383)	(4,784)

Total stockholders’ equity	65,240	107,228

Total liabilities and stockholders’ equity	$203,373	$237,395

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	November 2, 2008	September 30, 2007	November 2, 2008	September 30, 2007
Revenue:
Licenses	$19,742	$35,637	$45,838	$67,626
Bundled licenses and services	7,486	9,217	17,416	18,874
Services	9,230	8,639	18,946	17,158

Total revenue	36,458	53,493	82,200	103,658

Cost of revenue:
Licenses	4,958	4,603	9,767	9,927
Bundled licenses and services	2,346	2,117	4,865	4,541
Services	5,048	5,254	10,050	10,100

Total cost of revenue	12,352	11,974	24,682	24,568

Gross profit	24,106	41,519	57,518	79,090

Operating expenses:
Research and development	19,047	18,355	39,180	37,025
In-process research and development	—	656	—	656
Sales and marketing	15,474	18,645	32,277	35,547
General and administrative	6,743	7,533	13,695	15,867
Amortization of intangible assets	838	2,039	2,282	4,066
Restructuring charge	3,307	—	5,327	291

Total operating expenses	45,409	47,228	92,761	93,452

	(21,303)	(5,709)	(35,243)	(14,362)

Other income (expense):
Interest income	193	489	379	948
Interest expense	(692)	(599)	(1,313)	(1,256)
Other income (expense), net	(974)	796	(1,070)	69

Total other income, (expense) net	(1,473)	686	(2,004)	(239)

Net loss before income taxes	(22,776)	(5,023)	(37,247)	(14,601)
Provision for income taxes	3,130	1,372	3,569	3,063

Net loss	$(25,906)	$(6,395)	$(40,816)	$(17,664)

Net loss per share – basic and diluted	$(0.59)	$(0.16)	$(0.94)	$(0.45)

Shares used in calculation:
Basic and diluted	43,908	39,919	43,647	39,383

Reconciliation of Second Quarter GAAP and Non-GAAP Financial Results

Statement of Operations Reconciliation (in thousands)	Three Months Ended		Six Months Ended
	November 2, 2008	September 30, 2007	November 2, 2008	September 30, 2007
GAAP net loss	$(25,906)	$(6,395)	$(40,816)	$(17,664)
Cost of license revenue
Amortization of developed technology	4,804	4,089	9,457	9,301
Acquisition-related and other expenses	—	245	—	245

	4,804	4,334	9,457	9,546
Cost of bundled license and services revenue
Amortization of developed technology	1,439	838	2,739	2,060
Stock-based compensation	53	79	148	161

	1,492	917	2,887	2,221
Cost of service revenue
Stock-based compensation	311	360	628	708
Research and development
Stock-based compensation	1,871	1,947	3,941	3,878
Acquisition related expenses	127	663	522	1,335

	1,998	2,610	4,463	5,213
Sales and marketing
Stock-based compensation	1,247	1,293	2,886	2,515
General and administrative
Stock-based compensation	1,173	1,384	2,426	2,780
Litigation settlement and related legal expense	—	—	—	581

	1,173	1,384	2,426	3,361
Amortization of intangible assets	837	2,039	2,281	4,067
In-process research and development	—	656	—	656
Restructuring charges	3,307	—	5,327	291
Other income (expense)
Interest expense, amortization of debt issuance cost, and debt discount accretion	263	532	528	1,077
Loss on equity and other investments	1,773	177	1,760	379

	2,036	709	2,288	1,456
Provision for income taxes	2,409	(948)	2,605	(795)

Non-GAAP net income (loss)	$(6,292)	$6,959	$(5,568)	$11,575

Reconciliation of Second Quarter GAAP and Non-GAAP Financial Results

Earnings/(Loss) Per Share Reconciliation	Three Months Ended		Six Months Ended
	November 2, 2008	September 30, 2007	November 2, 2008	September 30, 2007
GAAP net loss	$(0.59)	$(0.16)	$(0.94)	$(0.45)
Cost of license revenue
Amortization of developed technology	0.11	0.10	0.22	0.23
Acquisition-related and other expenses	—	0.01	—	0.01

	0.11	0.11	0.22	0.24
Cost of bundled license and services revenue
Amortization of developed technology	0.03	0.02	0.06	0.05
Stock-based compensation	—	—	0.01	0.01

	0.03	0.02	0.07	0.06
Cost of service revenue
Stock-based compensation	0.01	0.01	0.01	0.02

Research and development
Stock-based compensation	0.04	0.05	0.09	0.10
Acquisition related expenses	—	0.02	0.01	0.03

	0.04	0.07	0.10	0.13
Sales and marketing
Stock-based compensation	0.03	0.03	0.07	0.06

General and administrative
Stock-based compensation	0.03	0.03	0.06	0.07
Litigation settlement and related legal expense	—	—	—	0.01

	0.03	0.03	0.06	0.08
Amortization of intangible assets	0.02	0.05	0.05	0.10
In-process research and development	—	0.02	—	0.02
Restructuring charges	0.08	—	0.12	0.01

Other income (expense)
Interest expense, amortization of debt issuance cost, and debt discount accretion	0.01	0.01	0.01	0.03
Loss on equity and other investments	0.04	—	0.04	0.01

	0.05	0.01	0.05	0.04
Provision for income taxes	0.05	(0.02)	0.06	(0.02)

Non-GAAP net income	$(0.14)	$0.17	$(0.13)	$0.29

Non-GAAP net income (diluted)	$(0.14)	$0.15	$(0.13)	$0.25

Basic shares used in calculation	43,908	39,919	43,647	39,383
Diluted shares used in calculation*	44,441	46,698	44,279	46,071

*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes, if dilutive, and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method

MAGMA DESIGN AUTOMATION, INC.

AS OF DECEMBER 4, 2008

IMPACT OF KNOWN NON-GAAP ADJUSTMENTS ON FORWARD-LOOKING DILUTED NET

INCOME PER SHARE AND NET INCOME

(Unaudited)

	Quarter Ending February 1, 2009	Year Ending May 3, 2009
GAAP diluted net loss per share	$(0.67) to $(0.65)	$(2.03) to $(1.99)
Amortization of developed technology and intangibles	$0.26	$0.94
Amortization of deferred stock-based compensation	$0.14	$0.51
Acquisition related expenses	$0.01	$0.04
Interest expense, amortization of debt issuance cost, and debt discount accretion	$0.01	$0.03
Restructuring	$0.08	$0.22
Non-GAAP diluted net income per share	$(0.17) to $(0.15)	$(0.29) to $(0.25)

(in millions)	Quarter Ending February 1, 2009	Year Ending May 3, 2009
GAAP net loss	$(31) to $(30)	$(89) to $(87)
Amortization of developed technology and intangibles	$12	$38
Amortization of deferred stock-based compensation	$6	$23
Acquisition related expenses	$.5	$2
Interest expense, amortization of debt issuance cost, and debt discount accretion	$.5	$2
Restructuring	$4	$10
Non-GAAP net income	$(8) to $(7)	$(14) to $(12)

LAVA-F

Contacts:
Magma Design Automation Inc.
Media:	Investors:
Monica Marmie	Milan G. Lazich
Director, Marketing Communications	Vice President, Corporate Marketing
(408) 565-7689	(408) 565-7706
mmarmie@magma-da.com	milan.lazich@magma-da.com